                                                                   EXHIBIT 23.14

                         INDEPENDENT AUDITORS' CONSENT

The Partners
Sun Paging Communications:

    We consent to the incorporation by reference in this registration statement on Form S-3 of Pronet Inc. of our report dated May 24, 1995, except for note 5 which was as of July 26, 1995, with respect to the balance sheets of Sun Paging Communications (a Joint Venure) as of December 31, 1994 and 1993, and the related statements of operations, partners' equity, and cash flows for the year ended December 31, 1994 and the period August 6, 1993 (inception) to December 31, 1993, which report appears in the Form 8-K of Pronet Inc. dated January 16, 1996, and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 /s/ KPMG PEAT MARWICK LLP

                                          --------------------------------------
                                                  KPMG Peat Marwick LLP

Des Moines, Iowa
May 3, 1996

                                                                   EXHIBIT 23.14

                         INDEPENDENT AUDITORS' CONSENT

The Partners
Sun Paging Communications:

    We consent to the incorporation by reference in the registration statements below of Pronet Inc. of our report dated May 24, 1995, except for note 5 which was as of July 26, 1995, with respect to the balance sheets of Sun Paging Communications (a Joint Venture) as of December 31, 1994 and 1993, and the related statements of operations, partners' equity, and cash flows for the year ended December 31, 1994 and the period August 6, 1993 (inception) to December 31, 1993, which report appears in the Form 8-K of Pronet Inc. dated January 16, 1996:

Form S-8    No. 33-18977  1987 Stock Option Plan

Form S-8    No. 33-52606  1987 Stock Option Plan

Form S-8    No. 33-80382  1994 Stock Option Plan

Form S-8    No. 33-81220  Non-Employee Director
                          Stock Option Plan

Form S-8    No. 33-66193  1995 Long-Term Incentive Plan

Form S-3    No. 33-61279  2,000,000 Shares Registered

                                                 /s/ KPMG PEAT MARWICK LLP

                                          --------------------------------------
                                                  KPMG Peat Marwick LLP

Des Moines, Iowa
May 3, 1996